UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2006

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-32970	ALBERTO-CULVER COMPANY (a Delaware corporation) 2525 Armitage Avenue Melrose Park, Illinois 60160 (708) 450-3000	20-5196741

1-5050	NEW ALBERTO-CULVER LLC (a Delaware limited liability company) 2525 Armitage Avenue Melrose Park, Illinois 60160 (708) 450-3000	20-5748577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 16, 2006, Alberto-Culver Company issued a press release announcing the completion of the transactions separating New Alberto-Culver LLC, formerly a Delaware corporation named “Alberto-Culver Company”, into two, separate publicly-traded companies. A copy of the press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated as of November 16, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY
NEW ALBERTO-CULVER LLC

By:	/s/ William J. Cernugel
Name:	William J. Cernugel
Title:	Senior Vice President and Chief Financial Officer

Date: November 17, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated as of November 16, 2006